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                                  Exhibit 10(s)

                       Amended Schedule A to Exhibit 10(s)

                  The following executive officers of Rurban Financial Corp. (the "Corporation") entered into Executive Salary Continuation Agreements with the Corporation which are identical to the Executive Salary Continuation Agreement, dated October 11,1995, between Thomas C. Williams and the Corporation filed as Exhibit 10(s) to the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995:



                                                                          Date of Executive
                                                                          Salary Continuation
Name of Executive Officer           Position with the Company             Agreement
-------------------------           -------------------------             ---------

Robert W. Constien                  Executive Vice President              10/16/95

Richard C. Warrener                 Executive Vice President and          1/1/98
                                    Chief Financial Officer

Mark E. Rowland                     Senior Vice President and             1/1/98
                                    Senior Lender

Mark A. Soukup                      President and Chief Executive         8/30/96
                                    Officer of State Bank

Kenneth A. Joyce                    Chairman and Chief Executive          1/1/98
                                    Officer of RMC and RDSI


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